UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 Summer Street
Boston, MA 02110
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: 781-848-7100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value per share	HAE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Haemonetics Corporation, a Massachusetts corporation (“Haemonetics” or the “Company”), solely for the purpose of amending and supplementing Item 9.01 of that certain Current Report on Form 8-K originally filed by Haemonetics on October 10, 2023 (the “Original Form 8-K”) in connection with the Arrangement Agreement (the “Arrangement Agreement”) dated October 10, 2023 by and among OpSens Inc., a corporation existing under the Business Corporations Act (Québec) (“OpSens”), Haemonetics and 9500-7704 Québec Inc., a corporation existing under the Business Corporations Act (Québec) and a wholly owned subsidiary of Haemonetics (together with Haemonetics, the “Purchaser Parties”), pursuant to which, among other things, the Purchaser Parties have agreed to acquire all of the issued and outstanding common shares of OpSens. As indicated in the Original Form 8-K, this Form 8-K/A is being filed to provide the information indicated in the Original Form 8-K that would be filed by amendment to the Original Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Amendment No. 1 to Current Report on Form 8-K/A contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements do not relate strictly to historical or current facts and may be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “forecasts,” “foresees,” “potential” and other words of similar meaning in conjunction with statements regarding, among other things, (i) plans and objectives of management for the operation of Haemonetics, (ii) statements regarding the timing of completion of the acquisition and the consummation of the acquisition, (iii) the anticipated financing of the transaction and the Company’s net debt to EBITDA ratio following completion of the acquisition, (iv) the anticipated benefits to Haemonetics arising from the completion of the acquisition, (v) the impact of the acquisition on Haemonetics' business strategy and future business and operational performance, and (vi) the assumptions underlying or relating to any such statement. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances and may not be realized because they are based upon Haemonetics' current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Factors that may influence or contribute to the inaccuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the failure to realize the anticipated benefits of the acquisition or the acquisition, its announcement or pendency having an unanticipated impact, Haemonetics' ability to predict accurately the demand for products and products under development by it or OpSens and to develop strategies to successfully address relevant markets, the impact of competitive products and pricing, technical innovations that could render products marketed or under development by Haemonetics or OpSens obsolete, risks related to the use and protection of intellectual property, the risk that the transaction may not be completed in a timely manner or at all (whether due to the failure of OpSens to obtain shareholder approval, the failure to obtain approval of the Quebec Superior Court or otherwise), and the risk that using debt to finance, in part, the acquisition will increase Haemonetics' indebtedness. These and other factors are identified and described in more detail in Haemonetics' filings with the U.S. Securities and Exchange Commission (“SEC”). Haemonetics does not undertake to update these forward-looking statements.

Additional Information Regarding the Transaction

In connection with the proposed transaction, OpSens will file with the Canadian Securities Administrators in each of the provinces of Canada (the “CSA”)) and mail or otherwise make available to its shareholders a management information circular (the "Proxy Circular") regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, OPSENS’ SHAREHOLDERS ARE URGED TO READ THE PROXY CIRCULAR IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE CSA IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE

THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Circular and other documents that OpSens files with the CSA (when available) from the CSA's website at www.sedarplus.ca and from OpSens' website at www.opsens.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Arrangement Agreement, dated as of October 10, 2023, by and among Haemonetics Corporation, OpSens Inc. and 9500-7704 Quebec Inc.
10.1*	Form of Voting and Support Agreement
99.1	Press Release issued by Haemonetics Corporation on October 10, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain portions of this exhibit are considered confidential and have been omitted as permitted under SEC rules and regulations. The Company agrees to furnish supplementally a copy of any omitted portions to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION

October 12, 2023	By:	/s/ Christopher A. Simon
	Name:	Christopher A. Simon
	Title:	President and Chief Executive Officer